THIRD AMENDMENT TO

COLLATERAL PROTECTION AGREEMENT

This Third Amendment to the Collateral Protection Agreement (“First Amendment”) is entered into as of June 25, 2007, by and between JD Holdings Inc., a California corporation (“JD Holdings”), and Innovo Group, Inc., a Delaware corporation (collectively, with its subsidiary Joe’s Jeans, Inc., “Innovo”).

W I T N E S S E T H:

WHEREAS, Innovo and JD Holdings, successor to JD Design LLC, previously entered into that certain Collateral Protection Agreement dated October 13, 2006, the First Amendment dated October 30, 2006 and the Second Amendment dated April 13, 2007; and

WHEREAS, the parties deem it to be in its best interest to modify the Collateral Protection Agreement to amend the date set forth in Section 1.5.A.; and

NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Section 1.5 of the Collateral Protection Agreement, as amended by the Second Amendment, is hereby amended by deleting the phrase “on June 30, 2007” and replacing it with “on December 31, 2007”.

2. Except as set forth herein or as amended by this Third Amendment, all other terms and conditions of the Collateral Protection Agreement, the First Amendment and the Second Amendment shall remain the same and shall be in full force and effect. Any capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Collateral Protection Agreement, First Amendment or Second Amendment, as the case may be. In the event of a conflict between this Third Amendment and the Collateral Protection Agreement, the Collateral Protection Agreement shall govern.

3. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first set forth above.

INNOVO GROUP INC.

By:	/s/ Marc Crossman

Its:	CEO, President and CFO

JD HOLDINGS, INC.

By:	/s/ Joseph M. Dahan

Its:	President